EXHIBIT 1.1

                           CERTIFICATE OF CONTINUATION
                                       AND
                               NOTICE OF ARTICLES


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BRITISH             Ministry of Finance                        Number:  C0708624
COLUMBIA            Corporate and Personal
                    Property Registries








                                   CERTIFICATE

                                       OF

                                  CONTINUATION



                            BUSINESS CORPORATION ACT



I Hereby Certify that Halo Resources Ltd., has continued into British Columbia from the Jurisdiction of YUKON, under the Business Corporations Act, with the name HALO RESOURCES LTD. on November 16, 2004 at 10:45 AM Pacific Time.











                              Issued under my hand at Victoria, British Columbia
                                            On November 16, 2004
     LARGE
      RED                                     /s/  J.S. POWELL
     SEAL                                    -----------------
                                               JOHN S. POWELL
[ GRAPHIC OMITTED]                        Registrar of Companies
                                        Province of British Columbia
                                                  Canada


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BRITISH        Ministry of Finance                    Mailing Address:
COLUMBIA       Corporate and Personal                 PO Box 9431 Stn Prov Govt
               Property Registries                    Victoria BC V8W 9V3
               www.corporateonline.gov.bc.ca
                                                      Location:
                                                      2nd Floor-940 Blanshard St
                                                      Victoria BC
                                                      250-356-8626


                               NOTICE OF ARTICLES
                            BUSINESS CORPORATIONS ACT
--------------------------------------------------------------------------------


This Notice of Articles was issued by the Registrar on: November 16, 2004 10:45 AM Pacific Time

Incorporation Number:  C0708624

Recognition Date and Time: Continued into British Columbia on November 16, 2004 10:45 AM Pacific Time

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                               NOTICE OF ARTICLES


NAME OF COMPANY:

HALO RESOURCES LTD.

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REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                             DELIVERY ADDRESS:
Suite1305, 1090 West Georgia Street          Suite1305, 1090 West Georgia Street
Vancouver BC  V6E 3V7                        Vancouver BC  V6E 3V7

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RECORDS OFFICE INFORMATION

MAILING ADDRESS:                             DELIVERY ADDRESS:
Suite1305, 1090 West Georgia Street          Suite1305, 1090 West Georgia Street
Vancouver BC  V6E 3V7                        Vancouver BC  V6E 3V7

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                                                            C0708624Page: 1 of 3

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DIRECTOR INFORMATION

LAST NAME, FIRST NAME, MIDDLE NAME:

DeMare, Nick

MAILING ADDRESS:                             DELIVERY ADDRESS:
Suite1305, 1090 West Georgia Street          Suite1305, 1090 West Georgia Street
Vancouver BC  V6E 3V7                        Vancouver BC  V6E 3V7


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LAST NAME, FIRST NAME, MIDDLE NAME:

Downie, Ewan

MAILING ADDRESS:                             DELIVERY ADDRESS:
Suite1305, 1090 West Georgia Street          Suite1305, 1090 West Georgia Street
Vancouver BC  V6E 3V7                        Vancouver BC  V6E 3V7


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LAST NAME, FIRST NAME, MIDDLE NAME:

Carter, Andrew

MAILING ADDRESS:                             DELIVERY ADDRESS:
Suite1305, 1090 West Georgia Street          Suite1305, 1090 West Georgia Street
Vancouver BC  V6E 3V7                        Vancouver BC  V6E 3V7


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LAST NAME, FIRST NAME, MIDDLE NAME:

Lee, William

MAILING ADDRESS:                             DELIVERY ADDRESS:
Suite1305, 1090 West Georgia Street          Suite1305, 1090 West Georgia Street
Vancouver BC  V6E 3V7                        Vancouver BC  V6E 3V7


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AUTHORIZED SHARE STRUCTURE
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1. No Maximum           Common Shares        Without Par Value


                                             With Special Rights or
                                             Restriction attached
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2. No Maximum           Preferred Shares     Without Par Value



                                             With Special Rights or
                                             Restriction attached
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